THIS AMENDING AGREEMENT is made as of the 16th day of February, 2010 (the "**Effective Date**").

B E T W E E N:

GEOXPLOR CORP.,
a corporation formed under the laws of the State of Nevada

(hereinafter called "**Geo**")

OF THE FIRST PART

- and -

NEXT LITHIUM CORP.,
a corporation formed under the laws of the Province of Ontario

(hereinafter called "**Lithium**")

OF THE SECOND PART

- and -

NEXT LITHIUM (NEVADA) CORP.,
a corporation formed under the laws of the State of Nevada

(hereinafter called "**Lithium US**")

OF THE THIRD PART

RECITALS:

A. Geo, Lithium and Lithium US entered into an agreement dated October 30, 2009 (the "**Original Agreement**") whereby Geo granted, and Lithium and Lithium US (collectively, "**Lithium**") acquired an option to acquire a 100% interest in the Property pursuant and subject to the terms and conditions of the Original Agreement; and

B. The parties now wish to amend certain terms and conditions of the Original Agreement as provided herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the sum of Ten Dollars ($10.00) now paid by each party to the other (the receipt and sufficiency of which is hereby acknowledged) and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

AMENDMENT TO ORIGINAL AGREEMENT

1.1 The Original Agreement is hereby amended as follows:

(a) **Additional Definitions.** Section 1.1 – "Definitions" is hereby amended to include the addition of the following definitions:

(i) "**Conflicted Claims**" means the claims listed at Schedule "B" attached hereto and identified therein as "Conflicted Claims" other than the Lode Claims, whereby such claims may be subject to challenge by parties other than Geo and/or in which the validity of Geo's interest over these claims may be subject to challenge or potential challenge; and

(ii) "**Lode Claims**" means the following claims listed at Schedule "B" attached hereto: BSV-20 and BSV-21;

(b) **Definition Amendment.** The term "Property" as defined in Section 1.1 of the Original Agreement is hereby deleted and replaced with the following definition:

*"**Property**" means the association placer mining claims known as BSV Placer Mineral Claims located in Big Smokey Valley near Tonopah, Nevada and as more particularly listed at Schedule "B" attached hereto, but excludes the Lode Claims.*

(c) **Schedule Amendment.** Schedule "B" in the Original Agreement is hereby replaced in its entirety with the table attached hereto as Schedule "B".

(d) **Representations and Warranties of Geo.**

(i) Paragraph 13.1(a) is hereby deleted in its entirety and replaced with the following:

"...the Property is comprised of the association placer mining claims listed at Schedule "B" attached hereto, but does not include the Lode Claims;"

(ii) Paragraph 13.1(b) is hereby deleted in its entirety and replaced with the following:

"Geo is the beneficial owner of the Property, and except for the Conflicted Claims, the Property is free and clear of all charges, liens, encumbrances, options, royalties, claims or interests of third parties other than the Permitted Encumbrances and the rights of those parties holding surface and access rights to the Property;"

1.2 **Applicable Law.** The terms and provisions of this Amending Agreement shall be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.3 **Original Agreement.** Except as amended by this Amending Amendment, the provisions of the Original Agreement are hereby reaffirmed and remain in full force and effect.

1.4 **Severability.** If any term, provision, covenant or condition of this Amending Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Amending Agreement, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and in no way be affected, impaired or invalidated thereby.

1.5 **Binding Effect.** This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

1.6 **Facsimile and Counterparts.** This Agreement may be executed by the parties and transmitted by telecopy and by counterpart and if so executed and transmitted, this Amending Agreement shall be for all purposes as effective as if the parties had delivered an executed original Amending Agreement and all counterparts shall together constitute one and same Amending Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the Effective Date.

GEOXPLOR CORP.

Per: ______________________
Name: E. Clive Ashworth
Authorized Signatory

I have authority to bind the corporation.

NEXT LITHIUM CORP.

Per: ______________________
Name: David J. DesLauriers
Title: President

I have authority to bind the corporation.

32692 1.2

1.2 **Applicable Law**. The terms and provisions of this Amending Agreement shall be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.3 **Original Agreement**. Except as amended by this Amending Amendment, the provisions of the Original Agreement are hereby reaffirmed and remain in full force and effect.

1.4 **Severability**. If any term, provision, covenant or condition of this Amending Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Amending Agreement, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and in no way be affected, impaired or invalidated thereby.

1.5 **Binding Effect**. This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

1.6 **Facsimile and Counterparts**. This Agreement may be executed by the parties and transmitted by telecopy and by counterpart and if so executed and transmitted, this Amending Agreement shall be for all purposes as effective as if the parties had delivered an executed original Amending Agreement and all counterparts shall together constitute one and same Amending Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the Effective Date.

GEOXPLOR CORP.

Per: ______________________________

Name: E. Clive Ashworth
Authorized Signatory

I have authority to bind the corporation.

NEXT LITHIUM CORP.

Per: ______________________________

Name: David J. DesLauriers
Title: President

I have authority to bind the corporation.

NEXT LITHIUM (NEVADA) CORP.

Per: ______________________________

Name: David J. DesLauriers
Title: President

I have authority to bind the corporation.

SCHEDULE "B"

Attached to and forming part of the Amending Agreement dated February 16th, 2010 between GeoXplor Corp., Next Lithium Corp. and Next Lithium (Nevada) Corp.

PROPERTY

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